POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being duly elected Directors and/or Officers of Golden American Life Insurance Company ("Golden American"), constitute and appoint, Kimberly J. Smith and Linda E. Senker, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the following Golden American registration statements, and current amendments to registration statements, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and affirming all that said attorneys-in-fact and agents, or any of them, or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof:


o Post-Effective Amendment No. 3 to Separate Account B of Golden American Life Insurance Company Registration Statement on Form N-4 (File Nos. 333-57218; 811-5626).

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
SIGNATURE                                                     TITLE                                       DATE

_____________________________                           DIRECTOR AND CHIEF EXECUTIVE OFFICER            FEBRUARY ___, 2002
THOMAS J. MCINERNEY

/s/ WAYNE R. HUNEKE
_____________________________                           DIRECTOR, SENIOR VICE PRESIDENT AND             FEBRUARY 7, 2002
WAYNE R. HUNEKE                                         CHIEF FINANCIAL OFFICER

/s/ROBERT C. SALIPANTE
_____________________________                           DIRECTOR                                        FEBRUARY 7, 2002
ROBERT C. SALIPANTE

/s/PHILLIP R. LOWERY
_____________________________                           DIRECTOR                                        FEBRUARY 13, 2002
PHILLIP R. LOWERY

/s/MARK A. TULLIS
_____________________________                           DIRECTOR                                        FEBRUARY 11, 2002
MARK A. TULLIS


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